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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      AUGUST 4, 2000
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                                     ORBCOMM GLOBAL, L.P.
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                    (Exact name of Registrant as specified in its charter)

       DELAWARE                     333-11149                 54-1698039
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(State or Other Jurisdiction       (Commission               (IRS Employer
of Incorporation)                  File Number)            Identification No.)


                            21819 ATLANTIC BOULEVARD
                            DULLES, VIRGINIA 20166
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:        (703) 433-6300
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         (Former Name or Former Address, if Changed Since Last Report)




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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   EXHIBITS.

               99.1   Press Release dated August 4, 2000

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 ORBCOMM GLOBAL, L.P.


Date:  August 8, 2000            By  /s/ MARY ELLEN SERAVALLI
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                                     Mary Ellen Seravalli
                                     Senior Vice President, General Counsel
                                        and Secretary





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